UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2019

CARVANA CO.
(Exact name of registrant as specified in its charter)

Delaware	001-38073	81-4549921
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1930 W. Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)

(480) 719-8809
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	CVNA	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c) On July 24, 2019, the Board of Directors of Carvana Co. (the “Company”) appointed Stephen Palmer, age 42, as the Company’s Principal Accounting Officer (“PAO”). John McKeon, the Company’s former PAO, has been promoted to Vice President, Financial Planning and Analysis.

Mr. Palmer has served as the Company’s Vice President of Accounting and Finance since May 2019. Prior to joining the Company, Mr. Palmer served as a Vice President of Finance at Symantec Corporation from February 2017 until January 2019. Prior to working for Symantec Corporation, Mr. Palmer was the Vice President of Accounting at LifeLock, Inc., a publicly traded company providing identity theft protection services to consumers and consumer risk management services for enterprises, which was acquired by Symantec Corporation in February 2017. From July 2010 until February 2017, Mr. Palmer held a variety of positions within the finance organization at LifeLock, Inc. including Controller, Vice President Controller, and Vice President of Accounting. Mr. Palmer started his career in the assurance practice at PricewaterhouseCoopers. Mr. Palmer holds a Bachelor of Commerce degree from the Australian National University and a Master in Business Administration in Accounting from the University of Phoenix.

Mr. Palmer has no familial relationships with any executive officer or director of the Company. There are no related party transactions involving Mr. Palmer that are reportable under Item 404(a) of Regulation S-K.

At this time, there have been no changes to Mr. Palmer’s compensation in connection with his appointment as PAO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2019

CARVANA CO.

By:	/s/ Mark Jenkins
Name:	Mark Jenkins
Title:	Chief Financial Officer